UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2007

Date of reporting period: July 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

July 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 18, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended July 31, 2007.

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. Smaller companies are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization. Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Portfolio invests in about 95-125 companies that have strong, experienced management teams, strong market positions and the potential to support above-average earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a “bottom-up” stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2007. For comparison to the overall market, returns for the Standard & Poor’s (S&P) 500 Stock Index, a common measure of the broad U.S. stock market, are also provided.

During the 12-month period ended July 31, 2007, the Portfolio’s Class A shares without sales charges rose sharply and outperformed the benchmark and the broad equity market, represented by the S&P 500 Stock Index. Relative results were positively impacted by the Portfolio’s sizable exposure to faster growing companies with strong earnings momentum — a segment of the market that led the overall benchmark. Stock selection was positive for the period, as strong picks in the consumer/commercial services, energy and industrials sectors offset disappointing stock selection in the technology sector. Sector allocation was a modestly positive contributor, as the benefit from being underweight in the weak financials sector and overweight in the strong consumer/commercial services sector overwhelmed the negative impact from being overweight in the weak energy sector.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

Amidst a challenging market during the six-month period ended July 31, 2007, the Portfolio’s Class A shares without sales charges outperformed the benchmark and the S&P 500 Stock Index. Stock selection, which was strong throughout the six-month period, benefited from a market which rewarded companies exhibiting favorable growth characteristics. Strong stock selection in the energy, health care, industrials and consumer/commercial services sectors was a positive contributor to Portfolio performance, and far outweighed underperformance in the technology sector.

Relative Portfolio returns also benefited from favorable sector allocation, as the benefit from being overweight in the strong energy sector and underweight in the weak financials sector more than offset the negative impact from underweighting the strong industrials sector.

Market Review and Investment Strategy

Despite a continuing correction in the U.S. housing market and a sluggish start to 2007 for the U.S. economy, U.S. stock markets moved solidly higher over the 12-month period ended July 31, 2007.

In terms of style bias, value outperformed at the beginning of the period but growth has outperformed since the fourth quarter of 2006. Importantly, companies with the strongest earnings revisions and positive earnings surprises — traditional hallmarks of successful growth investments — outperformed the U.S. market in the small-cap realm for most of 2007.

Sector allocations within the Portfolio changed modestly during the 12-month period under review, as the Small Cap Growth Investment Team (the “Team”) decreased overweights in the consumer/commercial services sectors. Proceeds from these sales were used to narrow underweights in the health care sector and increase overweights in the technology sector. The Portfolio’s largest overweights as of July 31, 2007, were in the commercial services, energy and technology sectors; the largest underweights remained in the industrials and financials sectors. Consistent with the Team’s discipline, investments throughout the 12-month reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio
Class A	6.99%	22.82%

Class B	6.57%	21.79%

Class C	6.55%	21.83%

Advisor Class*	7.09%	23.12%

Class R*	6.88%	22.69%

Class K*	7.03%	22.98%

Class I*	7.26%	23.48%

Russell 2000 Growth Index	1.76%	16.83%

S&P 500 Stock Index	2.10%	16.13%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

7/31/97 TO 7/31/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/97 to 7/31/07) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	22.82%	17.59%
5 Years	15.66%	14.66%
10 Years	2.31%	1.87%

Class B Shares
1 Year	21.79%	17.79%
5 Years	14.72%	14.72%
10 Years(a)	1.66%	1.66%

Class C Shares
1 Year	21.83%	20.83%
5 Years	14.78%	14.78%
10 Years	1.53%	1.53%

Advisor Class Shares†
1 Year	23.12%	23.12%
5 Years	15.95%	15.95%
10 Years	2.61%	2.61%

Class R Shares†
1 Year	22.69%	22.69%
Since Inception*	11.12%	11.12%

Class K Shares†
1 Year	22.98%	22.98%
Since Inception*	11.40%	11.40%

Class I Shares†
1 Year	23.48%	23.48%
Since Inception*	11.83%	11.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.60%, 2.41%, 2.36%, 1.33%, 1.76%, 1.38% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 3/1/05 for Class R, Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)
SEC Returns

Class A Shares
1 Year	12.89%
5 Years	11.48%
10 Years	2.72%

Class B Shares
1 Year	12.95%
5 Years	11.56%
10 Years(a)	2.52%

Class C Shares
1 Year	15.99%
5 Years	11.60%
10 Years	2.38%

Advisor Class Shares†
1 Year	18.20%
5 Years	12.76%
10 Years	3.48%

Class R Shares†
1 Year	17.86%
Since Inception*	12.79%

Class K Shares†
1 Year	18.06%
Since Inception*	13.06%

Class I Shares†
1 Year	18.60%
Since Inception*	13.50%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 3/1/05 for Class R, Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007		Ending Account Value July 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,069.89	$1,017.65	$7.39	$7.20
Class B	$1,000	$1,000	$1,065.74	$1,013.49	$11.68	$11.38
Class C	$1,000	$1,000	$1,065.51	$1,013.88	$11.27	$10.99
Advisor Class	$1,000	$1,000	$1,070.89	$1,018.99	$6.01	$5.86
Class R	$1,000	$1,000	$1,068.80	$1,016.96	$8.10	$7.90
Class K	$1,000	$1,000	$1,070.27	$1,019.24	$5.75	$5.61
Class I	$1,000	$1,000	$1,072.62	$1,020.53	$4.42	$4.31
*	Expenses are equal to the classes’ annualized expense ratios of 1.44%, 2.28%, 2.20%, 1.17%, 1.58%, 1.12% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $380.7

TEN LARGEST HOLDINGS**

July 31, 2007

Company	U.S. $ Value	Percent of Net Assets
Resources Connection, Inc.	$7,990,867	2.1%
LKQ Corp.	7,647,102	2.0
Dealertrack Holdings, Inc.	7,515,264	2.0
Strayer Education, Inc.	6,530,943	1.7
VistaPrint, Ltd.	6,379,220	1.7
Kirby Corp.	6,238,540	1.6
Icon PLC (ADR)	6,173,640	1.6
Baldor Electric Co.	5,841,920	1.5
ON Semiconductor Corp.	5,833,867	1.5
Meridian Bioscience, Inc.	5,758,907	1.5
	$65,910,270	17.2%

*	All data are as of July 31, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Information Technology – 26.6%
Communications Equipment – 2.7%
Dycom Industries, Inc.(a)	177,600	$4,963,920
Netgear, Inc.(a)	119,100	3,294,306
ShoreTel, Inc.(a)	144,300	1,878,786

		10,137,012

Computers & Peripherals – 1.4%
Data Domain, Inc.(a)(b)	55,900	1,386,879
Synaptics, Inc.(a)	114,000	4,003,680

		5,390,559

Internet Software & Services – 6.2%
comScore, Inc.(a)	70,700	1,660,036
DealerTrack Holdings, Inc.(a)(b)	208,410	7,515,264
LoopNet, Inc.(a)(b)	131,600	2,721,488
Omniture, Inc.(a)(b)	138,200	3,157,870
Switch & Data Facilities Co., Inc.(a)	146,300	2,311,540
VistaPrint Ltd.(a)	186,800	6,379,220

		23,745,418

IT Services – 2.4%
Authorize.Net Holdings, Inc.(a)	185,600	3,216,448
Global Cash Access Holdings, Inc.(a)	190,400	2,600,864
VeriFone Holdings, Inc.(a)(b)	96,400	3,509,924

		9,327,236

Semiconductors & Semiconductor Equipment – 7.1%
Advanced Analogic Technologies, Inc.(a)	582,800	5,175,264
Eagle Test Systems, Inc.(a)	217,700	3,263,323
Hittite Microwave Corp.(a)(b)	135,720	5,458,659
Integrated Device Technology, Inc.(a)	192,460	3,131,324
ON Semiconductor Corp.(a)(b)	493,559	5,833,867
Verigy Ltd.(a)	164,300	4,018,778

		26,881,215

Software – 6.8%
Blackbaud, Inc.	154,700	3,239,418
Commvault Systems, Inc.(a)	158,600	2,693,028
MICROS Systems, Inc.(a)(b)	98,860	5,267,261
PROS Holdings, Inc.(a)	170,700	2,133,750
Quest Software, Inc.(a)	180,980	2,678,504
THQ, Inc.(a)(b)	162,650	4,677,814
Ultimate Software Group, Inc.(a)(b)	188,300	5,108,579

		25,798,354

		101,279,794

Industrials – 21.9%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)(b)	264,000	5,739,360

Air Freight & Logistics – 0.4%
UTI Worldwide, Inc.	58,300	1,465,079

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.6%
Dayton Superior Corp.(a)	207,400	$2,065,704

Commercial Services & Supplies – 8.2%
Huron Consulting Group, Inc.(a)	74,280	5,045,841
Innerworkings, Inc.(a)(b)	83,500	1,114,725
Kenexa Corp.(a)	115,300	4,125,434
Knoll, Inc.(b)	206,500	4,090,765
Resources Connection, Inc.(a)	246,100	7,990,867
Stericycle, Inc.(a)(b)	118,860	5,698,148
Taleo Corp.-Class A(a)	139,300	2,996,343

		31,062,123

Electrical Equipment – 1.5%
Baldor Electric Co.(b)	128,000	5,841,920

Machinery – 6.0%
Astec Industries, Inc.(a)(b)	105,400	5,498,718
Bucyrus International, Inc.-Class A	83,500	5,307,260
IDEX Corp.	146,650	5,310,196
RBC Bearings, Inc.(a)(b)	131,400	5,020,794
Watts Water Technologies, Inc.-Class A	52,400	1,829,284

		22,966,252

Marine – 1.6%
Kirby Corp.(a)	154,000	6,238,540

Trading Companies & Distributors – 2.1%
Houston Wire & Cable Co.(a)(b)	131,900	3,399,063
MSC Industrial Direct Co.-Class A(b)	92,400	4,646,796

		8,045,859

		83,424,837

Health Care – 16.5%
Biotechnology – 1.8%
Alexion Pharmaceuticals, Inc.(a)(b)	85,700	4,984,312
Amicus Therapeutics, Inc.(a)	78,000	879,840
Array Biopharma, Inc.(a)	96,900	973,845

		6,837,997

Health Care Equipment & Supplies – 4.7%
Abaxis, Inc.(a)	130,030	2,366,546
ArthroCare Corp.(a)(b)	91,600	4,636,792
Hansen Medical, Inc.(a)(b)	159,230	3,230,777
Meridian Bioscience, Inc.(b)	257,900	5,758,907
TomoTherapy, Inc.(a)	68,500	1,856,350

		17,849,372

Health Care Providers & Services – 4.2%
HealthExtras, Inc.(a)	141,500	3,796,445
LHC Group, Inc.(a)(b)	212,300	5,141,906
Psychiatric Solutions, Inc.(a)	106,200	3,620,358
WellCare Health Plans, Inc.(a)	32,631	3,304,215

		15,862,924

Health Care Technology – 1.2%
Trizetto Group(a)(b)	288,400	4,623,052

Life Sciences Tools & Services – 3.6%
AMAG Pharmaceuticals, Inc.(a)(b)	68,200	3,661,658

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Icon PLC (ADR)(a)	132,000	$6,173,640
Nektar Therapeutics(a)(b)	143,800	1,097,194
Ventana Medical Systems, Inc.(a)(b)	33,900	2,825,226

		13,757,718

Pharmaceuticals – 1.0%
Alexza Pharmaceuticals, Inc.(a)	115,400	1,013,212
Jazz Pharmaceuticals, Inc.(a)(b)	62,500	886,875
Pozen, Inc.(a)(b)	110,600	1,841,490

		3,741,577

		62,672,640

Consumer Discretionary – 15.8%
Distributors – 2.0%
LKQ Corp.(a)(b)	268,980	7,647,102

Diversified Consumer Services – 2.5%
Bright Horizons Family Solutions, Inc.(a)(b)	79,520	3,085,376
Strayer Education, Inc.(b)	43,100	6,530,943

		9,616,319

Hotels Restaurants & Leisure – 5.1%
Great Wolf Resorts, Inc.(a)	222,600	2,951,676
Home Inns & Hotels Management, Inc. (ADR)(a)(b)	114,200	3,469,396
Life Time Fitness, Inc.(a)(b)	104,500	5,373,390
Orient-Express Hotels, Ltd.-Class A	83,100	3,859,995
Texas Roadhouse, Inc.-Class A(a)(b)	298,000	3,537,260

		19,191,717

Leisure Equipment & Products – 0.4%
MarineMax, Inc.(a)(b)	85,300	1,595,110

Media – 1.1%
Morningstar, Inc.(a)	86,200	4,222,076

Specialty Retail – 3.3%
Citi Trends, Inc.(a)(b)	125,920	4,142,768
Coldwater Creek, Inc.(a)(b)	227,450	4,478,490
Zumiez, Inc.(a)(b)	107,350	3,970,877

		12,592,135

Textiles Apparel & Luxury Goods – 1.4%
Lululemon Athletica, Inc.(a)	51,800	1,664,852
Under Armour, Inc.-Class A(a)(b)	57,330	3,520,635

		5,185,487

		60,049,946

Energy – 10.1%
Energy Equipment & Services – 6.7%
Complete Production Services, Inc.(a)	164,600	3,817,074
Core Laboratories NV(a)(b)	42,730	4,599,030
Dril-Quip, Inc.(a)	110,000	5,278,900
FMC Technologies, Inc.(a)	30,740	2,813,325
Tesco Corp.(a)	99,300	3,359,319
W-H Energy Services, Inc.-Class H(a)(b)	87,800	5,626,224

		25,493,872

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 3.4%
Bill Barrett Corp.(a)(b)	160,700	$5,515,224
Carrizo Oil & Gas, Inc.(a)(b)	64,200	2,347,794
EXCO Resources, Inc.(a)	163,500	2,854,710
Penn Virginia Corp.	60,000	2,322,000

		13,039,728

		38,533,600

Financials – 4.8%
Capital Markets – 3.0%
Affiliated Managers Group, Inc.(a)(b)	35,400	4,000,200
GFI Group, Inc.(a)	6,000	447,120
Greenhill & Co., Inc.(b)	74,700	4,332,600
optionsXpress Holdings, Inc.(b)	111,520	2,789,115

		11,569,035

Commercial Banks – 1.0%
Community Bancorp(a)(b)	96,900	2,268,429
First Republic Bank	32,700	1,790,325

		4,058,754

Diversified Financial Services – 0.4%
Primus Guaranty Ltd.(a)(b)	149,040	1,415,880

Thrifts & Mortgage Finance – 0.4%
Clayton Holdings, Inc.(a)(b)	158,160	1,456,654

		18,500,323

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 2.4%
Cbeyond, Inc.(a)	109,200	3,862,404
NTELOS Holdings Corp.	202,800	5,435,040

		9,297,444

Consumer Staples – 0.1%
Food Products – 0.1%
Hain Celestial Group, Inc.(a)	13,800	373,842

Total Common Stocks (cost $291,743,249)		374,132,426

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed–Income Shares, Inc.-Government STIF Portfolio(c) (cost $8,732,342)	8,732,342	8,732,342

Total Investments Before Security Lending Collateral – 100.5% (cost $300,475,591)		382,864,768

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 27.4%
Short–Terms – 27.4%
UBS Private Money Market Fund, LLC (cost $104,215,158)	104,215,158	104,215,158

Total Investments – 127.9% (cost $404,690,749)		487,079,926
Other assets less liabilities – (27.9)%		(106,348,324)

Net Assets – 100.0%		$380,731,602

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $395,958,407 – including investment of cash collateral for securities loaned of $104,215,158)	$478,347,584	(a)
Affiliated issuers (cost $8,732,342)	8,732,342
Cash	139,782
Receivable for investment securities sold	3,420,235
Receivable for capital stock sold	2,197,838
Dividends and interest receivable	85,973

Total assets	492,923,754

Liabilities
Payable for collateral on securities loaned	104,215,158
Payable for investment securities purchased	4,788,850
Payable for capital stock redeemed	2,079,113
Advisory fee payable	714,551
Distribution fee payable	120,782
Transfer Agent fee payable	117,482
Administrative fee payable	35,706
Accrued expenses	120,510

Total liabilities	112,192,152

Net Assets	$380,731,602

Composition of Net Assets
Capital stock, at par	$26,619
Additional paid-in capital	472,778,281
Accumulated net realized loss on investment transactions	(174,462,475)
Net unrealized appreciation on investments	82,389,177

	$380,731,602

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$241,423,570	8,170,824	$29.55	*

B	$41,239,759	1,684,896	$24.48

C	$26,790,513	1,090,698	$24.56

Advisor	$26,387,123	864,479	$30.52

R	$1,085,335	36,763	$29.52

K	$1,364,722	45,946	$29.70

I	$42,440,580	1,415,702	$29.98

*	The maximum offering price per share for Class A shares was $30.86 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $99,161,879 (see Note E).

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2007

Investment Income
Dividends
Unaffiliated issuers	$780,024
Affiliated issuers	177,544
Securities lending income	231,232
Interest	150,732	$1,339,532

Expenses
Advisory fee	2,833,553
Distribution fee—Class A	637,241
Distribution fee—Class B	552,485
Distribution fee—Class C	276,476
Distribution fee—Class R	4,433
Distribution fee—Class K	1,389
Transfer agency—Class A	897,483
Transfer agency—Class B	260,058
Transfer agency—Class C	113,950
Transfer agency—Advisor Class	97,923
Transfer agency—Class R	2,100
Transfer agency—Class K	1,281
Transfer agency—Class I	19,529
Custodian	190,349
Administrative	110,960
Registration fees	87,978
Printing	73,674
Audit	57,819
Directors’ fees	37,076
Legal	27,669
Miscellaneous	15,649

Total expenses	6,299,075
Less: expense offset arrangement (see Note B)	(116,886)

Net expenses		6,182,189

Net investment loss		(4,842,657)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		45,845,589
Net change in unrealized appreciation/depreciation of investments		35,283,856

Net gain on investment transactions		81,129,445

Net Increase in Net Assets from Operations		$76,286,788

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2007	Year Ended July 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,842,657)	$(6,205,267)
Net realized gain on investment transactions	45,845,589	57,040,433
Net change in unrealized appreciation/depreciation of investments	35,283,856	(47,627,420)

Net increase in net assets from operations	76,286,788	3,207,746
Capital Stock Transactions
Net decrease	(58,956,506)	(37,265,903)

Total increase (decrease)	17,330,282	(34,058,157)
Net Assets
Beginning of period	363,401,320	397,459,477

End of period (including accumulated net investment loss of $0 and ($22,574), respectively)	$380,731,602	$363,401,320

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the “Fund”) and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded;

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Notes to Financial Statements

securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the Advisory agreement, the Fund paid $110,960 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $677,746 for the year ended July 31, 2007.

For the year ended July 31, 2007, the Fund’s expenses were reduced by $116,886 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $4,492 from the sale of Class A shares and received $13,865, $36,058 and $2,270 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended July 31, 2007 amounted to $634,386, of which $232 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $20,794,019, $2,330,031, $29,393 and $6,951, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$264,764,283	$324,504,817
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$406,543,340

Gross unrealized appreciation	$91,050,909
Gross unrealized depreciation	(10,514,323)

Net unrealized appreciation	$80,536,586

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of July 31, 2007, the Fund had loaned securities with a value of $99,161,879 and received cash collateral which was invested in a money market fund valued at $104,215,158 as included in the accompanying portfolio of investments. For the year ended July 31, 2007, the Fund earned fee income of $231,232 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006

Class A
Shares sold	916,393	1,383,394	$24,989,722	$35,456,140

Shares converted from Class B	856,009	1,357,331	23,173,609	34,600,492

Shares redeemed	(2,624,029)	(2,433,831)	(71,810,119)	(61,702,440)

Net increase (decrease)	(851,627)	306,894	$(23,646,788)	$8,354,192

Class B
Shares sold	125,536	421,342	$2,843,969	$9,313,607

Shares converted to Class A	(1,027,969)	(1,619,119)	(23,173,609)	(34,600,492)

Shares redeemed	(813,422)	(1,444,979)	(18,188,655)	(30,505,116)

Net decrease	(1,715,855)	(2,642,756)	$(38,518,295)	$(55,792,001)

Class C
Shares sold	71,452	276,386	$1,621,551	$6,328,750

Shares redeemed	(469,477)	(421,792)	(10,208,128)	(8,913,559)

Net decrease	(398,025)	(145,406)	$(8,586,577)	$(2,584,809)

Advisor Class
Shares sold	205,847	496,544	$5,685,588	$12,904,733

Shares redeemed	(244,745)	(219,166)	(7,005,539)	(5,879,886)

Net increase (decrease)	(38,898)	277,378	$(1,319,951)	$7,024,847

Class R
Shares sold	24,943	17,533	$648,344	$420,768

Shares redeemed	(5,962)	(192)	(167,823)	(4,732)

Net increase	18,981	17,341	$480,521	$416,036

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006

Class K
Shares sold	43,495	19,831	$1,316,874	$528,814

Shares redeemed	(17,384)	(437)	(476,902)	(11,875)

Net increase	26,111	19,394	$839,972	$516,939

Class I
Shares sold	647,554	329,984	$18,729,683	$8,665,108

Shares redeemed	(246,934)	(150,428)	(6,935,071)	(3,866,215)

Net increase	400,620	179,556	$11,794,612	$4,798,893

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2007.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(172,609,884	)(a)
Unrealized appreciation/(depreciation)	80,536,586	(b)

Total accumulated earnings/(deficit)	$(92,073,298)

(a)

On July 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $172,609,884 of which $26,150,185 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $44,860,120.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to net operating loss, resulted in a net decrease in accumulated net investment loss, and a corresponding net decrease to paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all Federal actions to the United States District Court for the

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 24.06		$ 23.85		$ 19.70		$ 17.30		$ 13.34		$ 16.25

Income From Investment Operations
Net investment loss(b)	(.32)		(.34)		(.30	)(c)	(.33	)(c)(d)	(.24)		(.30)
Net realized and unrealized gain (loss) on investment transactions	5.81		.55		4.45		2.73		4.20		(2.61)

Net increase (decrease) in net asset value from operations	5.49		.21		4.15		2.40		3.96		(2.91)

Net asset value, end of period	$ 29.55		$ 24.06		$ 23.85		$ 19.70		$ 17.30		$ 13.34

Total Return
Total investment return based on net asset value(e)	22.82%		.88%		21.07%		13.87%		29.69%		(17.91)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$241,424		$217,106		$207,873		$185,906		$184,378		$156,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%(f)	1.68	%(f)(g)	1.60%		1.85%		2.32	%(h)	1.92%
Expenses, before waivers/reimbursements	1.56	%(f)	1.68	%(f)(g)	1.63%		2.01%		2.32	%(h)	1.92%
Net investment loss	(1.17)%		(1.35	)%(g)	(1.37	)%(c)	(1.67	)%(c)(d)	(1.95	)%(h)	(1.71)%
Portfolio turnover rate	72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 20.10		$ 20.08		$ 16.72		$ 14.80		$ 11.49		$ 14.11

Income From Investment Operations
Net investment loss(b)	(.45)		(.46)		(.39	)(c)	(.42	)(c)(d)	(.28)		(.39)
Net realized and unrealized gain (loss) on investment transactions	4.83		.48		3.75		2.34		3.59		(2.23)

Net increase (decrease) in net asset value from operations	4.38		.02		3.36		1.92		3.31		(2.62)

Net asset value, end of period	$ 24.48		$ 20.10		$ 20.08		$ 16.72		$ 14.80		$ 11.49

Total Return
Total investment return based on net asset value(e)	21.79%		.10%		20.10%		12.97%		28.81%		(18.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,240		$68,340		$121,348		$152,031		$168,554		$159,791
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.39	%(f)	2.50	%(f)(g)	2.40%		2.65%		3.14	%(h)	2.72%
Expenses, before waivers/reimbursements	2.39	%(f)	2.50	%(f)(g)	2.43%		2.81%		3.14	%(h)	2.72%
Net investment loss	(2.01)%		(2.17	)%(g)	(2.17	)%(c)	(2.47	)%(c)(d)	(2.78	)%(h)	(2.50)%
Portfolio turnover rate	72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 20.16		$ 20.13		$ 16.75		$ 14.82		$ 11.50		$ 14.13

Income From Investment Operations
Net investment loss(b)	(.44)		(.45)		(.39	)(c)	(.42	)(c)(d)	(.28)		(.39)
Net realized and unrealized gain (loss) on investment transactions	4.84		.48		3.77		2.35		3.60		(2.24)

Net increase (decrease) in net asset value from operations	4.40		.03		3.38		1.93		3.32		(2.63)

Net asset value, end of period	$ 24.56		$ 20.16		$ 20.13		$ 16.75		$ 14.82		$ 11.50

Total Return
Total investment return based on net asset value(e)	21.83%		.15%		20.18%		13.02%		28.87%		(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,790		$30,008		$32,895		$35,410		$39,434		$37,256
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.32	%(f)	2.43	%(f)(g)	2.36%		2.61%		3.10	%(h)	2.71%
Expenses, before waivers/reimbursements	2.32	%(f)	2.43	%(f)(g)	2.39%		2.77%		3.10	%(h)	2.71%
Net investment loss	(1.94)%		(2.11	)%(g)	(2.12	)%(c)	(2.43	)%(c)(d)	(2.73	)%(h)	(2.49)%
Portfolio turnover rate	72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
	2007		2006		2005		2004

Net asset value, beginning of period	$ 24.79		$ 24.51		$ 20.19		$ 17.68		$ 13.60		$ 16.52

Income From Investment Operations
Net investment loss(b)	(.26)		(.28)		(.25	)(c)	(.29	)(c)(d)	(.21)		(.28)
Net realized and unrealized gain (loss) on investment transactions	5.99		.56		4.57		2.80		4.29		(2.64)

Net increase (decrease) in net asset value from operations	5.73		.28		4.32		2.51		4.08		(2.92)

Net asset value, end of period	$ 30.52		$ 24.79		$ 24.51		$ 20.19		$ 17.68		$ 13.60

Total Return
Total investment return based on net asset value(e)	23.12%		1.14%		21.40%		14.20%		30.00%		(17.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,387		$22,396		$15,342		$7,921		$9,016		$8,916
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.29	%(f)	1.39	%(f)(g)	1.34%		1.59%		2.05	%(h)	1.60%
Expenses, before waivers/ reimbursements	1.29	%(f)	1.39	%(f)(g)	1.37%		1.74%		2.05	%(h)	1.60%
Net investment loss	(.90)%		(1.07	)%(g)	(1.11	)%(c)	(1.41	)%(c)(d)	(1.69	)%(h)	(1.41)%
Portfolio turnover rate	72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,				March 1, 2005(i) to July 31, 2005
	2007		2006

Net asset value, beginning of period	$24.06		$ 23.86		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.35)		(.16)		(.12)
Net realized and unrealized gain on investment transactions	5.81		.36		1.10

Net increase in net asset value from operations	5.46		.20		.98

Net asset value, end of period	$29.52		$ 24.06		$ 23.86

Total Return
Total investment return based on net asset value(e)	22.69%		.84%		4.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,085		$428		$11
Ratio to average net assets of:
Expenses	1.64	%(f)	1.80	%(f)(g)	1.56	%(h)
Net investment loss	(1.24)%		(1.28	)%(g)	(1.37	)%(h)
Portfolio turnover rate	72%		79%		82%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,				March 1, 2005(i) to July 31, 2005
	2007		2006

Net asset value, beginning of period	$24.15		$ 23.89		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.23)		(.24)		(.10)
Net realized and unrealized gain on investment transactions	5.78		.50		1.11

Net increase in net asset value from operations	5.55		.26		1.01

Net asset value, end of period	$29.70		$ 24.15		$ 23.89

Total Return
Total investment return based on net asset value(e)	22.98%		1.09%		4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,365		$479		$11
Ratio to average net assets of:
Expenses	1.31	%(f)	1.39	%(f)(g)	1.29	%(h)
Net investment loss	(.88)%		(.97	)%(g)	(1.09	)%(h)
Portfolio turnover rate	72%		79%		82%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,				March 1, 2005(i) to July 31, 2005
	2007		2006

Net asset value, beginning of period	$ 24.28		$ 23.91		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.15)		(.18)		(.06)
Net realized and unrealized gain on investment transactions	5.85		.55		1.09

Net increase in net asset value from operations	5.70		.37		1.03

Net asset value, end of period	$ 29.98		$ 24.28		$ 23.91

Total Return
Total investment return based on net asset value(e)	23.48%		1.55%		4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 42,441		$24,644		$19,981
Ratio to average net assets of:
Expenses	.95	%(f)	1.03	%(f)(g)	1.36	%(h)
Net investment loss	(.56)%		(.71	)%(g)	(1.16	)%(h)
Portfolio turnover rate	72%		79%		82%

(a)	The Fund changed its fiscal year end from September 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2007	2006
Class A	1.53%	1.66%
Class B	2.36%	2.49%
Class C	2.29%	2.42%
Advisor Class	1.26%	1.38%
Class R	1.60%	1.78%
Class K	1.28%	1.38%
Class I	.92%	1.02%

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

(i)	Commencement of distributions.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Cap Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising AllianceBernstein Cap Fund, Inc.), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2007

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Bruce K. Aronow(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kumar Kirpalani(2), Vice President

Samantha Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Adviser’s team of Small Cap Growth research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER TRUSTEESHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 49 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 75 (1992) Chairman of the Board	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER TRUSTEESHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, # 77 (1987)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	109	None

John H. Dobkin, # 65 (1994)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER TRUSTEESHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	108	None

Marshall C. Turner, Jr., # 65 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York NY 10105.

**	There is no stated term of office for the Fund’s Directors.

++	Mr. Mayer is an “interested director”, as defined in the Investment Company Act of 1940, due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 49	President and Chief Executive Officer	See biography above

Bruce K. Aronow 41	Senior Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President, and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2002 until March 2003.

Kumar Kirpalani 53	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Samantha Lau 34	Vice President	Senior Vice President of AllianceBernstein,** with which she has been associated since prior to 2002.

Wen-Tse Tseng 41	Vice President	Vice President of AllianceBernstein,** with which he has been associated since February 2006. Prior thereto, he was the healthcare sector portfolio manager for the small-cap growth team at William D. Witter from August 2003 to February 2006. He also worked at Weiss, Peck & Greer, managing the healthcare sector with the same team with which he worked at William D. Witter from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset Management since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Portfolio were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 2000 Growth Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period, 4th quintile in the 5-year period and 5th quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-, 3- and 5-year periods and 5th quintile in the 10-year period. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussions with the Adviser concerning factors affecting the Portfolio’s relative performance over time, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets. The directors noted that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement (including the impact of the two basis point expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Portfolio for the same fee schedule as the Portfolio except that the Portfolio’s fee is a quarterly fee based on net asset value at the end of each quarter and such other portfolio’s fee is a monthly fee based on average daily net assets.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual advisory effective fee rate of 75 basis points, plus the 2 basis point impact of the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors also noted that

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio’s net assets.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Category	Advisory Fee[4]	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$ 378.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $84,285 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:

Portfolio	Total Expense Ratio[5] (as of 01/31/07)		Fiscal Year
Small Cap Growth Portfolio	Class A	1.66%	July 31
	Class B	2.47%
	Class C	2.42%
	Class R	1.68%
	Class K	1.46%
	Class I	1.05%
	Adv. Class	1.39%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients

4	The advisory fees of the Portfolio are based on the percent of the Portfolio’s net assets at quarter end and are paid on a quarterly basis.

5	Annualized.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$378.3	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum Account Size: $10m	0.796%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio:7

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-advised Fund	Fee Schedule
Small Cap Growth Portfolio	Client #1[9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

8	The advisory fees of AVPS Small Cap Growth Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Portfolio, whose fees are based on the Portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

9	This is the fee schedule of a fund managed by an affiliate of the Adviser.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.870	2/13

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.660	1.470	12/13	1.515	63/87

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The

12	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $8,194, $1,915,619 and $62,391 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $872,797 in fees from the Portfolio.16

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $50,364 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Small Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.58	8.28	9.43	4/13	44/101
3 year	9.68	9.68	9.07	7/13	35/85
5 year	5.90	6.29	5.87	8/13	36/73
10 year	2.99	7.56	7.63	6/6	30/31

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.58	9.68	5.90	2.99	10.20	23.57	0.09	10
Russell 2000 Growth Index	13.35	10.51	6.93	4.88	N/A	25.90	0.17	10
Inception Date: February 12, 1969

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by the Adviser. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas New York, NY 10105 800.221.5672

SCGF-0151-0707

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Small Cap Growth	2006	$41,000	$5,365	$14,081
	2007	$41,000	$4,828	$14,025

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2006	$480,660	[ $168,316	]
			[ $154,235	]
			[ $14,081	]
	2007	$1,195,777	[$172,042	]
			[$158,017	]
			[$14,025	]

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/S/ MARC O. MAYER
Marc O. Mayer President

Date: September 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MARC O. MAYER
Marc O. Mayer President

Date: September 26, 2007

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: September 26, 2007